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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 of Document Sciences Corporation of our report dated January 25, 1999, with respect to the consolidated financial statements of Document Sciences Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1998.



                                        /s/ ERNST & YOUNG LLP


March 31, 1999